*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

KEYSIGHT AGREEMENT AMENDMENT	Exhibit E08

EXHIBIT 10.3

Amendment #6 to Authorized Technology Partner
Program Agreement No. ANT76

by and between Electro Rent Corporation ("Electro Rent")
and Keysight Technologies, Inc. ("Keysight")
with an effective date of November 1, 2014

This Amendment to the above referenced Program Agreement (“Agreement”) is executed by and between Keysight Technologies, Inc. (“Keysight”) and Electro Rent Corporation (“Electro Rent”) effective the 1st day of December 2009 (the “Effective Date”).
The following modifications are hereby made to the Program Agreement:

1.	The following 2 (two) RMU’s have been added to the contract:

RMU Description	RMU #	Notes - i.e., example of products included
[***]	[***]	[***]
[***]	[***]	[***]

ALL OTHER TERMS AND CONDITIONS OF THE REFERENCED AGREEMENT REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT.

EFFECTIVE DATE: November 1, 2014

AGREED TO:		AGREED TO:
Customer:	Electro Rent Corporation	Keysight:	Keysight Technologies, Inc.
	/s/ Meryl Evans		/s/ Jennifer Baker
	Authorized Representative Signature		Authorized Representative Signature
Name:	Meryl Evans	Name:	Jennifer Baker
Title:	VP	Title:	Contracts Specialist

Address:	6060 Sepulveda Blvd	Address:	9780 South Meridian Blvd.
	Van Nuys, CA 91411		Englewood, CO 80112

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
E08 Revision Date 01-August-2014	Page 1 / 1 Revision Number 1 Printing Date 19 November 2014